Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Significant Accounting Policies [Abstract]
Significant Accounting Policies
Note 3 -	Significant Accounting Policies

The accounting policies set out below have been applied consistently by Group entities for all periods presented in these consolidated financial statements.

In this Note, where the Group has chosen accounting alternatives permitted in accounting standards and/or in accounting policy where there is no explicit provision in accounting standards, such disclosure is presented in bold. This does not attribute greater importance compared to other accounting policies that are not presented in bold.

A.	Initial application of new standards

As from January 1, 2017, the Group has early adopted IFRS 15, Revenue from Contracts with Customers (“IFRS 15”), which sets out guidelines for recognition of revenue.

IFRS 15 presents a new model for recognizing revenue from contracts with customers, which includes five steps for analyzing transactions so as to determine when to recognize revenue and in what amount:

1.	Identifying the contract with the customer.
2.	Identifying separate performance obligations in the contract.
3.	Determining the transaction price.
4.	Allocating the transaction price to separate performance obligations.
5.	Recognizing revenue when the performance obligations are satisfied.

In accordance with the model, the Group recognizes revenue when the customer gains control over the goods or services. Revenue is based on the consideration that the Group expects to receive for the transfer of the goods or services promised to the customer. Revenue is recognized when it is expected that the economic benefits will flow to the Group.

Application of the model did not have a material effect on the measurement of the Group’s revenue in 2017, compared to the provisions of the previous standard.

The main effect of the Group’s application of IFRS 15 is the accounting treatment for the incremental costs of obtaining a contract with a customer (“Subscriber Acquisition”), which are costs incurred to obtain a contract with a customer and which costs would not have been incurred had the contract not be obtained (such as sales commissions). These are recognized as an asset when the costs are attributed directly to a contract that the Group can specifically identify, they produce or improve the Group’s resources that will be used for its future performance obligation and it is probable that the Group will recover these costs, and not only where there is an obligation of the customer to acquire services from the Group for a defined period.

Accordingly, direct commissions paid to agents and sales employees of the Group for sales and upgrades under agreements that do not include an obligation period for the customer, are recognized as an asset for obtaining a contract instead of an expense in the statement of income, since the Group expects to recover the incremental costs for achieving the contract in the framework of the contracts.

An asset for obtaining a contract is amortized in accordance with the expected useful life of the subscribers and in accordance with the average churn rate of subscribers based on the type of subscriber and service received (mainly over 1-4 years).

Contract acquisition costs that would arise regardless of whether the contract was obtained are recognized as an expense when incurred.

The Group applied IFRS 15 using the cumulative effect approach without a restatement of comparative figures.

As part of the initial implementation of IFRS 15, the Group has chosen to apply the expedients in the transitional provisions, according to which the cumulative effect approach is applied only for contracts not yet complete at the transition date and the accounting treatment for the contracts completed at the transition date will not be amended.

The contracts that are renewed every month and that may be cancelled by the customer at any time, without any penalty, are contracts that ended at the date of initial application of IFRS 15. Therefore, Subscriber Acquisition costs incurred prior to January 1, 2017 and recognized in the statement of income as an expense were not accounted for retroactively.

Other than the accounting treatment of Subscriber Acquisition costs, implementation of IFRS 15 had no other material effects on the financial statements. In addition, implementation of IFRS 15 had no effect on retained earnings as at the transition date.

The tables below summarize the effects on the consolidated statement of financial position as at December 31, 2017 and on the consolidated statements of income and cash flows for 2017, assuming that the Group’s previous policy regarding subscriber acquisition costs continued during that period.

Effect on the consolidated statement of financial position of the Group as at December 31, 2017:

	In accordance with the previous policy	Change	In accordance with IFRS15
	NIS	NIS	NIS
Net subscriber acquisition asset (stated as deferred expenses and non-current investments)	4	111	115
Equity attributable to shareholders of the Company	163	14	177
Non-controlling interests	2,209	70	2,279
Total equity	2,372	84	2,456

Effect on the consolidated statement of the Group income for 2017:

	Year ended December 31, 2017
	In accordance with the previous policy	Change	In accordance with IFRS15
	NIS	NIS	NIS
General and operating expenses	4,042	(131)	3,911
Salaries	2,042	(34)	2,008
Depreciation and amortization expenses	2,063	54	2,117
Operating profit	1,493	111	1,604
Profit after financing expenses	916	111	1,027
Profit before income tax	911	111	1,022
Income tax	320	27	347
Net profit for the period	591	84	675
Profit (loss) attributable to shareholders of the Company	(29)	14	(15)
Profit attributable to non-controlling interests	620	70	690
Earnings per share (Basic and Diluted)	(1.56)	0.74	(0.82)

Effect on the statement of the Group consolidated cash flows for 2017:

	Year ended December 31, 2017
	In accordance with the previous policy	Change	In accordance with IFRS15
	NIS	NIS	NIS
Net cash from operating activities	3,315	165	3,480
Net cash used in investing activities	(801)	(165)	(966)

As from January 1, 2017, the Group applies the amendment to IAS 12, Income Taxes: Recognition of Deferred Tax Assets for Unrealized Losses. The Amendment clarifies that for purposes of recognizing a deferred tax asset, the effect of reversal of deductible temporary differences should be excluded when assessing future taxable profit. Moreover, the Amendment provides that probable future profits may include profits from the recovery of assets at more than their carrying value, if there is sufficient supporting evidence. Application of the amendment did not have an effect on the Group’s financial statements.

B.	Non- controlling interests

On January 1, 2016, the Group changed its accounting policy with respect to transactions with non-controlling interests, while retaining control. According to the new accounting policy, the difference between the consideration paid or received for change in non-controlling interests is recognized in retained earnings. The Group believes that this presentation provides more relevant information about its distributable earnings. This change in accounting policy was applied retrospectively and did not have any impact on earnings per share.

Allocation of impairment loss to non-controlling interests

If an impairment loss allocated to non-controlling interest relates to goodwill that was not recognized in the consolidated financial statements, the impairment is not recognized as an impairment loss on goodwill. In such cases, only an impairment loss relating to goodwill that was allocated to the owners of the Company is recognized as an impairment loss on goodwill.

For purposes of goodwill impairment testing, when the non-controlling interests are initially measured according to their relative share of the acquiree’s net identifiable assets, the carrying amount of the goodwill is adjusted according to the share which the Group holds in the cash-generating unit to which the goodwill is allocated.

C.	Consolidation of the financial statements and investments in associates

(1)	Business combinations

A.	The Group implemented the acquisition method for all business combinations. The acquisition date is the date on which the acquirer obtained control over the acquiree.

B.	The Group recognized goodwill at acquisition based on the fair value of the consideration transferred, and the fair value at the acquisition date of any pre-existing equity right of the Group in the acquiree, less the net amount of the identifiable assets acquired and the liabilities assumed.

C.	The consideration transferred includes the fair value of the assets transferred to the previous owners of the acquiree and the liabilities incurred by the acquirer to the previous owners of the acquiree, including the obligation to acquire the acquiree’s equity instruments. In addition, the consideration transferred includes the fair value of any contingent consideration. Subsequent to the acquisition date, the Group recognizes changes in fair value of contingent consideration classified as a financial liability in profit or loss under financing expenses.

D.	In step acquisitions, the difference between the fair value at the acquisition date of the Group’s pre-existing equity rights in the acquiree and the carrying amount at that date is recognized in the statement of income under other operating income or expenses.

E.	Costs associated with the acquisition that were incurred by the Group in the business combination such as advisory, legal, valuation and other professional or consulting fees were recognized as expenses in the period the services are received.

(2)	Subsidiaries

Subsidiaries are entities controlled by the Company. The financial statements of subsidiaries are included in the consolidated financial statements from the date that control commences until the date of loss of control.

Control exists when the Group is exposed, or has rights, to variable returns from its involvement with the acquiree and it has the ability to affect those returns through its power over the acquiree. Substantive rights held by the Group and others are taking into account when assessing control.

(3)	Transactions eliminated on consolidation

Intra-group balances and income and expense arising from intra-group transactions are eliminated in the preparation of the consolidated financial statements.

D.	Foreign currency transactions

Transactions in foreign currency are translated into the functional currency of the Group at the exchange rate on the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies on the reporting date are retranslated to the functional currency at the exchange rate at that date.

E.	Financial instruments

(1)	Non-derivative financial assets

Non-derivative financial assets include mainly investments in exchange traded notes, financial funds, exchange traded funds (“ETFs”), deposit certificates, debt instruments, shares, trade and other receivables, and cash and cash equivalents.

The Group initially recognizes financial assets at the date the Group becomes a party to contractual provisions of the instrument, meaning the date that the Group undertakes to buy or sell the asset.

Financial assets are derecognized when the contractual rights of the Group to the cash flows from the asset expire, or the Group transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred.

Regular way sales of financial assets are recognized on the trade date, meaning on the date the Group undertook to sell the asset.

(2)	Classification of financial assets and the accounting treatment in each group

The Group classifies its financial assets as follows:

Cash and cash equivalents

Cash consists of cash balances available for immediate use and call deposits. Cash equivalents consists of short-term highly liquid investments (with original maturities of three months or less) that are readily convertible into known amounts of cash and are exposed to insignificant risks of change in value.

Financial assets at fair value through profit or loss

A financial asset is classified at fair value through profit or loss if it is held for trading or is designated as such upon initial recognition. Upon initial recognition. These financial assets are measured at fair value and changes therein are recognized in the statement of income.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognized initially at fair value plus attributable transaction costs. Subsequent to initial recognition, loans and receivables are measured at amortized cost using the effective interest method, net of impairment losses.

(3)	Non-derivative financial liabilities

Non-derivative financial liabilities include debentures issued by the Group, loans and borrowings from banks and other credit providers, and trade and other payables.

The Group initially recognizes debt instruments as they are incurred.

Financial liabilities are initially recognized at fair value plus any attributable transaction costs. Subsequent to initial recognition, these financial liabilities are measured at amortized cost using the effective interest method.

Financial liabilities are derecognized when the obligation of the Group, as specified in the agreement, expires or when it is discharged or canceled.

(4)	CPI-linked assets and liabilities that are not measured at fair value

The value of CPI-linked financial assets and liabilities, which are not measured at fair value, is revaluated in each period according to the actual increase in the CPI.

(5)	Offsetting financial instruments

Financial assets and liabilities are offset and the net amount presented in the statement of financial position when, and only when, the Group has a legal right to offset the amounts and intends either to settle on a net basis or to realize the asset and settle the liability simultaneously.

(6)	Derivative financial instruments including hedge accounting

a.	Hedge accounting

The Group holds derivative financial instruments to hedge cash flows against risks to future changes in the CPI.

Forward contracts are measured at fair value. Changes in the fair value of a derivative hedging instrument designated as a cash flow hedge are recognized through other comprehensive income, in a hedging reserve under equity, to the extent that the hedge is effective. To the extent that the hedge is ineffective, changes in fair value are recognized in profit or loss. The amount recognized in the hedging reserve is removed and included in profit or loss in the same period as the hedged cash flows affect profit or loss under the same line item in the statement of income as the hedged item.

b.	Economic hedges

The Group holds other derivative financial instruments to hedge cash flows against foreign currency risks. Hedge accounting is not applied for these instruments. The derivative instruments are recognized at fair value; changes in fair value are recognized in profit and loss as incurred.

(7)	Share capital

a.	Ordinary shares

Incremental costs directly attributable to the issue of ordinary shares are recognized as a deduction from equity.

b.	Treasury shares

When share capital recognized as equity is repurchased, the amount of the consideration paid, which includes directly attributable costs, net of any tax effects, is recognized as a deduction from equity. Repurchased shares are classified as treasury shares and are presented as a deduction from total equity. When treasury shares are sold or reissued subsequently, the amount received is recognized as an increase in equity, and the resulting surplus or deficit on the transaction is carried to share premium.

F.	Broadcast rights

Broadcasting rights are stated at cost, net of rights exercised. The costs of the broadcasting rights acquired for the broadcasting of content include the amounts paid to the rights provider, plus direct costs for adjusting the rights to the broadcast. Broadcast rights are amortized in accordance with the actual broadcasts of the total number of expected broadcasts based on the management’s estimate or broadcasts permitted under the agreement (the part that is unamortized at the end of the agreement term is amortized in full upon its termination), or on a straight-line basis in accordance with the term of the rights agreement or the economic life, whichever is shorter. The net adjustment of the broadcasting rights is presented as an adjustment of earnings as part of the ongoing operations in the statements of cash flows.

G.	Property, plant and equipment

(1)	Recognition and measurement

Items of property, plant and equipment are measured at cost less accumulated depreciation and accumulated impairment losses.

Cost includes expenditures that are directly attributable to acquisition of the asset. The cost of self-constructed assets includes the cost of materials, direct labor and financing costs as well as any other cost directly attributable to bringing the asset to the condition for its use intended by the management, and the estimated costs of dismantling and removing the items and restoring the site on which they are located when the Group has an obligation to vacate and restore the site. The cost of purchased software that is integral to the functionality of the related equipment is recognized as part of the cost of the equipment.

Spare parts, servicing equipment and stand-by equipment are classified as property, plant and equipment when they meet the definition of property, plant and equipment under IAS 16, otherwise they are classified as inventory.

When major parts of the property, plant and equipment have different useful lives, they are accounted for as separate items (major components) of the property, plant and equipment.

Gain or loss from the disposal of an item of property, plant and equipment is determined by comparing the proceeds from disposal of the asset with its carrying amount. Gain or loss from the sale of fixed assets is recognized under operating income in the statement of income.

(2)	Subsequent expenditure

The cost of replacing part of an item of property, plant and equipment is recognized in the carrying amount of the item if it is probable that the future economic benefit embodied in the replaced item will flow to the Group and its cost can be measured reliably. The costs of day-to-day servicing are recognized in the statement of income as incurred.

(3)	Depreciation

Depreciation is recognized in the statement of income on a straight-line basis over the estimated useful life of each part of an item of property, plant and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset. Leased assets under finance lease agreements are depreciated over the shorter of the lease term and their useful lives. An asset is depreciated when it is ready for use, meaning when it reaches the location and condition necessary for it to be capable of operating in the manner intended by management.

Leasehold improvements are depreciated over the shorter of the lease term, including the extension option held by the Group and expected to be exercised and the expected life of the improvement.

The estimated useful lives for the current period are as follows:

Useful life

Fixed line and international network equipment (switches, transmission, power)	4-12
Network	12-33
Subscriber equipment and installations	4-8
Equipment and infrastructure for multichannel television	3-15
Vehicles	6-7
Office and general equipment	5-10
Electronic equipment, computers and internal communication systems	3-7
Cellular network	4-10
Passive radio equipment at cellular network sites	up to December 31, 2037
Buildings	25
Seabed cable	4-25 (mainly 25)

Depreciation methods, useful lives and residual values are reviewed at least at each reporting year and adjusted as required.

H.	Intangible assets

(1)	Goodwill and brand names

Goodwill and brand names that arise upon the acquisition of subsidiaries are included in intangible assets. Subsequent to initial recognition, brand name (Bezeq CGU, Bezeq International CGU and Pelephone CGU) and goodwill are measured at cost less accumulated impairment losses. Goodwill and brand names are measured at least once a year to assess impairment.

(2)	Software development costs

Software development costs are recognized as an intangible asset only if the development costs can be measured reliably; the software is technically and commercially feasible; and the Group has sufficient resources to complete the development and intends to use the software. The costs recognized as an intangible asset include the cost of the materials, direct labor and overhead expenses directly attributable to preparation of the asset for its intended use. Other development costs are recognized in the statement of income as incurred.

Capitalized development costs are measured at cost less amortization and accumulated impairment losses.

(3)	Software

Software that is an integral part of the hardware, which cannot function without the programs installed on it, is classified as property, plant and equipment. However, licenses for stand-alone software, which adds functionality to the hardware, is classified (mainly) as intangible assets.

(4)	Frequency rights

Rights to frequencies refer to frequencies assigned to Pelephone for cellular activities, after it won the dedicated tenders of the Ministry of Communications. Depreciation of the asset is recognized in the statement of income on the straight-line method over the term of the allocation of frequencies, which started from the use of the frequencies. The 4G frequencies (LTE) and 3.5G frequencies (UMTS/HSEA) are amortized until August 22, 2028.

(5)	Other intangible assets

Other intangible assets acquired by the Group, which have a definite useful life, are measured at cost less amortization and accumulated impairment losses.

(6)	Subsequent expenditures

Subsequent expenditures are recognized as intangible assets only when they increase the future economic benefits embodied in the specific asset to which they relate. All other expenditures, including expenditures relating to generated goodwill and brands, are recognized in the statement of income as incurred.

(7)	Amortization

Amortization, except for goodwill, brand names (excluding brands acquired in the DBS business combination) and customer relationships, is recognized in the statement of income on a straight-line basis over the estimated useful life of the intangible assets, from the date on which the assets are available for use. Goodwill and brand names are not systematically amortized but are tested for impairment at least once a year.

Customer relationships are amortized according to the economic benefit expected from those customers each period based on their expected churn rate, which results in accelerated amortization during the early years of the relationship.

Estimated useful lives for the current and comparative periods are as follows:

Type of asset	Amortization period
Frequency usage rights	Over the term of the license until 2028
Computer programs and software licenses	3 - 10 years according to the term of the license or the estimated time of use of the program
Customer relationships	5 - 7 years
Brand acquired in a business combination	12

Amortization methods and useful lives are reviewed at least once a year and adjusted if appropriate.

I.	Leased assets

Leases, including leases of land from the Israel Land Administration, where the Group assumes substantially all the risks and rewards of ownership are classified as finance leases. Upon initial recognition, the leased asset is measured at an amount equal to the lower of its fair value and the present value of the minimum lease payments. Subsequent to initial recognition, the assets are measured at cost less accumulated amortization and impairment losses.

Other leases are classified as operating leases and the leased assets are not recognized in the Group’s statement of financial position. Payments made under operating leases are recognized in profit or loss on a straight-line basis over the term of the lease.

At inception or upon reassessment of an arrangement, the Group determines whether such an arrangement is or contains a lease. An arrangement is a lease or contains a lease if the following two criteria are met:

A. The fulfillment of the arrangement is dependent on the use of a specific asset or assets.

B. The arrangement contains rights to use the asset.

If, in accordance with these terms, the Group determines that the agreement does not contain a lease, the agreement is accounted for as a service agreement and payments for the service are recognized in profit or loss on a straight-line basis, over the service period.

J.	Right of use of capacities

Transactions for acquiring an indefeasible right of use of submarine communication cable capacities are mostly accounted for as service transactions. The prepaid expense is amortized on a straight-line basis as stated in the agreement, but for no longer than the expected estimated useful life of those capacities.

Identifiable capacities which serve Bezeq exclusively meet the definition of a finance lease and are recognized in property, plant and equipment. The asset is depreciated on a straight-line basis as stated in the agreement, but for no longer than the expected estimated useful life of those capacities.

K.	Inventory

The cost of inventories includes the cost of purchase and cost incurred in bringing the inventories to their present location and condition.

Inventories are measured at the lower of cost or net realizable value. The Group elected to base the cost of inventories on the moving average principle.

The inventories include terminal equipment and accessories intended for sale and service, as well as spare parts used for repairs in the repair service provided to its customers.

Slow-moving inventory of terminal equipment, accessories and spare parts are stated net of the provision for impairment.

L.	Impairment

(1)	Non-derivative financial assets

The Group tests a financial asset for impairment when objective evidence indicates that one or more loss events have had a negative effect on the estimated future cash flows of that asset.

Significant financial assets are tested for impairment on an individual basis. Other financial assets are assessed for impairment collectively in groups that share similar credit risk characteristics, taking into account past experience. The financial statements include specific provisions and Group provisions for doubtful debts, which properly reflect, in the estimation of the management, the loss inherent in debts for which collection is in doubt.

(2)	Non-financial assets

Timing of impairment testing

The carrying amounts of the Group’s non-financial assets, other than inventory and deferred tax assets are reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, then the recoverable amount of the asset is estimated.

The Group assesses the recoverable amount of goodwill and brand name once a year, or more frequently if there are indications of impairment.

Measurement of recoverable amount

The recoverable amount of an asset or cash-generating unit is the greater of its value in use and fair value less costs to sell. In assessing value in use, the estimated future cash flows are discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or cash-generating unit, for which the estimated future cash flows from the asset or cash-generating unit (for which future cash flows were not adjusted).

Determining cash-generating units

For the purpose of impairment testing, the assets are grouped together into the smallest group of assets that generates cash from continuing use that are largely independent of other assets or groups of assets (“cash-generating unit”).

Allocation of goodwill to cash-generating units

For purposes of goodwill impairment testing, cash-generating units to which goodwill has been allocated are aggregated so that the level at which impairment testing is performed reflects the lowest level at which goodwill is monitored for internal reporting purposes, but in any event is not larger than an operating segment. Goodwill acquired in a business combination is allocated to cash-generating units that are expected to generate benefits from the synergies of the combination.

Recognition of impairment loss

An impairment loss is recognized if the carrying amount of an asset or cash-generating unit exceeds its estimated recoverable amount. Impairment losses are recognized in profit or loss. As regards cash-generating units that include goodwill, an impairment loss is recognized when the carrying amount of the cash-generating unit, after including the balance of goodwill, exceeds its recoverable amount. Impairment losses recognized in respect of cash-generating units are allocated first to reduce the carrying amount of any goodwill allocated to the units and then to reduce the carrying amounts of the other assets in the cash-generating unit on a pro rata basis. See Note 9.

M.	Employee benefits

(1)	Post-employment benefits

The Group has a number of post-employment benefit plans. The plans are usually financed by deposits with insurance companies and they are classified as defined contribution plans and defined benefit plans.

a.	Defined contribution plans

A defined contribution plan is a post-employment benefit plan under which the Group pays fixed contributions into a separate entity and has no legal or constructive obligation to pay further amounts.

The Group’s obligations for contributions to defined contribution pension plans are recognized as an employee benefit expense in the statement of income in the periods during which services are rendered by employees.

b.	Defined benefit plans

The Group’s net obligation in respect of defined benefit pension plans is calculated separately for each plan by estimating the amount of future benefit that employees have earned in return for their service in the current and prior periods. That benefit is presented at its present value, and the fair value of any plan assets is deducted. The calculation is performed annually by a qualified actuary. The discount rate is the yield at the reporting date on high-quality linked corporate debentures denominated in NIS, with maturity dates approximating the terms of the Group’s obligations.

Net interest costs on a defined benefit plan are calculated by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual period to the then-net defined benefit liability.

The Group elected to recognize the interest costs that were recognized in profit or loss under financing expenses.

Remeasurement of the net defined benefit liability comprises actuarial gains and losses and the return on plan assets (excluding interest). Remeasurements are recognized immediately directly in retained earnings through other comprehensive income.

When the benefits of a plan are improved or curtailed, the portion of the increased benefit relating to past service by employees or the gain or loss on curtailment are recognized immediately in profit or loss when the plan improvement or curtailment occurs.

(2)	Other long-term employee benefits

The Group’s net obligation in respect of long-term employee benefits other than pension plans is the amount of future benefit that employees have earned in return for their service in the current and prior periods. The amount of these benefits is stated at its present value. The discount rate is the yield at the reporting date on high-quality linked corporate debentures denominated in NIS, with maturity dates approximating the terms of the Group’s obligations. Any actuarial gains or losses are recognized in the statement of income in the period in which they arise. Any actuarial changes arising from a change in the discount rate are recognized in the financing expenses item, while the other differences are recognized in salary expenses.

(3)	Benefits for early retirement and dismissal

Termination benefits are recognized as an expense when the Group is committed demonstrably, without realistic possibility of withdrawal, to a formal detailed plan to terminate employment before the normal retirement date. Termination benefits for voluntary redundancies are recognized as an expense if the Group has made an offer of voluntary redundancy, it is probable that the offer will be accepted, and the number of acceptances can be estimated reliably.

(4)	Short-term benefits

Short-term employee benefit obligations are measured on an undiscounted basis and are expensed as the related service is provided. A liability is recognized for the amount expected to be paid under short-term cash bonus or profit-sharing plans if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

The employee benefits are classified, for measurement purposes, as short-term benefits or as other long-term benefits depending on the date when the benefits are expected to be to be wholly settled.

In the statement of financial position, the employee benefits are classified as current benefits or as non-current benefits according to the time the liability is due to be settled.

N.	Provisions

A provision is recognized if, as a result of a past event, the Group has a present legal or constructive obligation that can be estimated reliably, and it is more likely than not that an outflow of economic benefits will be required to settle the obligation.

(1)	Legal claims

Contingent liabilities are accounted for according to IAS 37 and its related provisions. Accordingly, the claims are classified by likelihood of realization of the exposure to risk, as follows:

a.	More likely than not - more than 50% probability

b.	Possible - probability higher than unlikely and less than 50%

c.	Remote - probability of 10% or less

For claims which the Group has a legal or constructive obligation as a result of a past event, which are more likely than not to be realized, the financial statements include provisions which, in the opinion of the Group, based, among other things, on the opinions of its legal advisers retained in respect of those claims, are appropriate to the circumstances of each case, despite the claims being denied by the Group companies. There are also a few recently filed legal proceedings for which the risks cannot be assessed at this stage, therefore no provisions have been made.

Note 20 describes the amount of additional exposure due to contingent liabilities that are likely to be realized.

(2)	Site restoration and clearing costs

A provision in respect of an obligation to restore and clear sites is recognized for those rental agreements where the Group has an undertaking to restore the rental property to its original state at the end of the rental period, after dismantling and transferring the site, and restoring it as necessary. The provisions are determined by discounting the expected future cash flows. The carrying amount of the provision is adjusted each period to reflect the time that has passed and is recognized as a financing expense.

O.	Revenues

As from January 1, 2017, the Group has early adopted IFRS 15, Revenue from Contracts with Customers (“IFRS 15” or “the Standard”). As set out in Note 3A, the application of IFRS 15 did not have a material effect on the measurement of the Group’s revenue in 2017, compared to the provisions in the previous standard, and the main effect of application of IFRS 15 in the Group is the accounting treatment of incremental costs of obtaining a contract with a customer.

IFRS 15 presents a new model for recognizing revenue from contracts with customers, which includes five steps for analyzing transactions so as to determine when to recognize revenue and in what amount:

(1)	Identifying the contract

The Group accounts for a contract with a customer only when the following conditions are met:

a.	The parties to the contract have approved the contract (in writing, orally or according to other customary business practices) and they are committed to satisfying the obligations attributable to them.
b.	The Group can identify the rights of each party in relation to the goods or services that will be transferred.
c.	The Group can identify the payment terms for the goods or services that will be transferred.

d.	The contract has a commercial substance (i.e. the risk, timing and amount of the entity’s future cash flows are expected to change as a result of the contract).
e.	It is probable that the consideration, to which the Group is entitled to in exchange for the goods or services transferred to the customer, will be collected.

(2)	Identifying performance obligations

On the contract’s inception date, the Group assesses the goods or services promised in the contract with the customer and identifies as a performance obligation any promise to transfer to the customer one of the following:

a.	Goods or services (or a bundle of goods or services) that are distinct; or
b.	A series of distinct goods or services that are substantially the same and have the same pattern of transfer to the customer.

(3)	Determining the transaction price

The transaction price is the amount of the consideration to which the Group expects to be entitled in exchange for the transfer of goods or services promised to the customer, other than amounts collected in favor of third parties. When determining the transaction price, the Group takes into account the effects of all the following: variable consideration, the existence of a significant financing component in the contract, non-cash consideration and consideration to be paid to the customer.

Existence of a significant financing component

In order to measure the transaction price, the Group adjusts the amount of the promised consideration in respect of the effects of the time value of money if the timing of the payments agreed between the parties provides to the customer or the Group a significant financing benefit. In these cases, the contract contains a significant financing component. When assessing whether a contract includes a significant financing component, the Group examines, among other things, the expected length of time between the date the Group transfers the promised goods or services to the customer and the date the customer pays for these goods or services, as well as the difference, if any, between the amount of the consideration promised and the cash selling price of the promised goods or services.

When the contract contains a significant financing component, the Group recognizes the amount of the consideration using the discount rate that would be reflected in a separate financing transaction between it and the customer on the inception date of the contract. The financing component is recognized as interest income or expenses over the period, which are calculated according to the effective interest method. In cases where the difference between the time of receiving payment and the time of transferring the goods or services to the customer is one year or less, the Group applies the practical expedient included in the standard and does not separate a significant financing component.

(4)	Existence of performance obligation

Revenue is recognized when the Group satisfies a performance obligation by transferring to the customer control over promised goods or services.

(5)	Contract costs

Incremental costs of obtaining a contract with a customer such as sales fees to agents, are recognized as an asset when the Group is likely to recover these costs. Costs to obtain a contract that would have been incurred regardless of the contract are recognized as an expense as incurred, unless the customer can be billed for those costs.

Capitalized costs are amortized in the income statement on a systematic basis that is consistent with the average projected churn rate of subscribers based on the type of subscriber and the service received (mainly over 1-4 years).

Every reporting period the Group examines whether the carrying amount of the asset recognized as aforesaid exceeds the consideration the entity expects to receive in exchange for the goods or services to which the asset relates, less the costs directly attributable to the provision of these goods or services that were not recognized as expenses, and if necessary an impairment loss is recognized in profit or loss.

(6)	Principal supplier or agent

When another party is involved in providing goods or services to the customer, the Group examines whether the nature of its promise is a performance obligation to provide the defined goods or services itself, which means the Group is a principal and therefore recognizes revenue in the gross amount of the consideration, or to arrange that another party provide the goods or services which means the Group is an agent and therefore recognizes revenue in the amount of the net commission.

The Group is a principal when it controls the promised goods or services before their transfer to the customer. Indicators that the Group controls the goods or services before their transfer to the customer include, inter alia, as follows: the Group is the primary obligor for fulfilling the promises in the contract; the Group has inventory risk before the goods or services are transferred to the customer; and the Group has discretion in setting the prices of the goods or services.

P.	Financing income and expense

Finance income includes mainly accrued interest income using the effective interest method in respect of the sale of terminal equipment in installments, interest income from deposits and changes in the fair value of financial assets at fair value through profit or loss.

Finance expenses include mainly interest and linkage expenses on borrowings received and debentures issued and financing expenses for provisions arising from legal claims.

In the statements of cash flows, interest received and dividends received are presented as part of cash flows from investing activities. The Group elected to present interest and linkage differences paid for loans and debentures under cash flows used for financing activities.

Q.	Income tax expense

Income tax expense consists of current and deferred tax and is recognized in the statement of income, or in other comprehensive income to the extent it relates to items recognized in other comprehensive income.

Current taxes

Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the reporting date. Current taxes also include taxes in respect of prior years.

Uncertain tax positions

A provision for uncertain tax positions, including additional tax and interest expenses, is recognized when it is more likely than not that the Group will have to use its economic resources to pay the obligation.

Deferred taxes

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The Group does not recognize deferred taxes for the following temporary differences:

●	Initial recognition of goodwill.

●	Differences arising from investment in subsidiaries and associates, if it is probable that they will not reverse in the foreseeable future and if the Group controls the date of reversal.

Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date.

A deferred tax asset is recognized for carry-forward losses, tax benefits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Offsetting deferred tax assets and liabilities

The Group sets off deferred tax assets and liabilities if there is a legally enforceable right to offset deferred tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity, but they intend to settle deferred tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

Presentation of tax expenses in the statement of cash flows

Cash flows arising from taxes on income are classified in the statement of cash flows as cash flows from operating activities, unless they can be specifically identified with investing and financing activities.

R.	Earnings per share

The Group presents basic and diluted earnings per share (EPS) data for its ordinary shares. Basic EPS is calculated by dividing the profit or loss attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the year. Diluted EPS is determined by adjusting the profit or loss attributable to ordinary shareholders and the weighted average number of ordinary shares outstanding for the effects of all dilutive potential ordinary shares, which comprise warrants and share options granted to employees.

S.	Dividend

An obligation relating to a dividend proposed or declared after the reporting date is recognized only in the period in which the declaration was made (approved by the general shareholders’ meeting). In the statement of cash flows, dividend paid is presented as part of cash flows used in financing activities.

T.	New standards and interpretations not yet adopted

(1)	IFRS 9, Financial Instruments (“IFRS 9”)

IFRS 9 replaces the current guidance in IAS 39, Financial Instruments: Recognition and Measurement. The new Standard includes revised guidance on the classification and measurement of financial instruments, a new ‘expected credit loss’ model for calculating impairment for most financial assets, and new guidance and requirements with respect to hedge accounting.

IFRS 9 is effective for annual periods beginning on January 1, 2018, with early adoption being permitted. IFRS 9 will be applied retrospectively, except for a number of exemptions.

The Group has examined the effects of applying IFRS 9, and in its opinion the effect on the financial statements will be immaterial.

(2)	IFRS 16, Leases (“IFRS 16”)

IFRS 16 replaces IAS 17, Leases (“IAS 17”) and its related interpretations.

IFRS 16 must be applied for annual periods beginning on January 1, 2019, with early application being permitted. The Group has decided to early apply IFRS 16 as from January 1, 2018 using the cumulative effect approach.

The standard’s instructions rescind the existing requirement that lessees classify leases as operating or finance leases.

The standard presents a unified model for the accounting treatment of all leases according to which the lessee has to recognize a right-of-use asset and a lease liability in its financial statements IFRS 16 includes two exceptions to the general model whereby a lessee may elect to not apply the requirements for recognizing a right-of-use asset and a liability with respect to short-term leases of up to one year and/or leases where the underlying asset has a low value. The Group has decided not to apply the expedient for short-term leases.

On the date of initial application, the Group will recognize a lease liability for the leases previously classified as operating leases in accordance with IAS 17. The liability will be measured at the present value of the remaining lease payments, discounted at the Group’s incremental interest rate on the date of initial application.

The Group elected to apply the expedient in the standard according to which at the transition date, a right-of-use asset for leases previously classified as operating leases in accordance with IAS 17, will be recognized in the amount equal to the lease liability.

In view of the above, adoption of IFRS 16 is not expected to have an effect on the retained earnings at the transition date.

The Group elected to adopt the Standard while applying the expedients that are permitted in the transitional provisions to the standard as follows:

a.	It was not re-examined whether the contract is a lease or contains a lease as at the application date of the Standard. Accordingly, the agreements that were previously accounted for as operating leases will be accounted for in accordance with the new Standard, and the agreements that were previously accounted for as service contracts will continue to be accounted for as such without change.
b.	The use of one capitalization rate for a lease contracts portfolio with similar characteristics.
c.	The use of an earlier estimate of an onerous contract under IAS 37 at the transition date as an alternative to assessing the impairment of right-of-use assets.
d.	Exclusion of direct costs incurred in the lease as part of the asset at the transition date.
e.	Use of hindsight in determining the lease period if the contract includes options to extend or cancel the lease.

IFRS 16 is expected to affect the accounting treatment of real estate leasing agreements, cellular sites, vehicles and other Group assets.

The Group believes that at the initial implementation date of the standard, non-current assets are expected to increase by NIS 1.4 billion, current liabilities by NIS 0.4 billion, and non-current liabilities by NIS 1 billion.

Accordingly, as from the initial application date, instead of presenting the rental expenses for the leased assets under operating leases, the Group will recognize depreciation expenses for depreciation of the right-of-use assets that were recognized and will also recognize financing expenses for the lease liability.

Therefore, application of the standard is expected to result in a decrease in operating expenses in the amount of NIS 0.4 billion in 2018 and an increase in depreciation and amortization and in financing expenses in a similar amount. In addition, following application of the standard, there is expected to be an increase in cash flows from operating activities and a decrease in cash flows from financing activities in the amount of NIS 0.4 billion. Application of the standard is expected to have a negligible effect on the Group’s net profit for 2018.

The effect of application of the standard on the financial results, statement of cash flows, and statement of financial position is based on the existing lease contracts as at January 1, 2018 and the Group’s expectations regarding future agreements, and will depend on the actual scope of the lease agreements to which the Group will be a party as from application of the standard at inflation rates in 2018 and other economic variables. Actual results may differ from this estimate.

(3)	IFRIC 22, Foreign Currency Transactions and Advance Consideration

The interpretation provides that the transaction date for the purpose of determining the exchange rate for recording a foreign currency transaction that includes advance consideration is the date of initial recognition of the non-monetary asset/liability from the prepayment If there are multiple payments or receipts in advance, the Group will establish a transaction date for each payment or receipt.

IFRIC 22 will be applied for annual periods beginning on January 1, 2018. The Group believes that application of IFRIC 22 will not have a material effect on the financial statements.

(4)	IFRIC 23, Uncertainty Over Income Tax Treatments

IFRIC 23 clarifies application of recognition and measurement requirements in IAS 12 when there is uncertainty over income tax treatments. IFRIC 23 will be effective for annual periods beginning on January 1, 2019, with early application being permitted. The Group believes that application of IFRIC 23 will not have a material effect on the financial statements.